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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported) January 15, 1998
                                                --------------------------------


                                 K-Swiss Inc.
                                 ------------

            (Exact name of registrant as specified in its charter)



    Delaware                        0-18490                    95-4265988
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(State or other                   (Commission                (I.R.S. Employer
  jurisdiction                    File Number)              Identification No.)
 of incorporation)




     20664 Bahama Street, Chatsworth, California                     91311
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(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code (818) 998-3388
                                                          --------------
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Item 5.   Other Events.
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          On January 15, 1998, the Company issued a press release relating to the purchase of up to $2,832,000 of its Class A Common Stock on the open market through December 1998. A copy of the January 15, 1998 press release is attached as Exhibit 99.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c). Exhibits:

               99   Press release dated January 15, 1998.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            K-Swiss Inc.



Date: January 20, 1998                      By:  /s/ George Powlick
                                               ---------------------------------
                                                 George Powlick,
                                                 Vice President Finance and
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX
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                                                                     Page
                                                                     ----
Exhibit
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  99           Press release dated January 15, 1998.                   5

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